                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                         March 20, 2003 (March 19, 2003)



                            ARKANSAS BEST CORPORATION

             (Exact name of registrant as specified in its charter)


    Delaware                    0-19969                   71-0673405
-------------------            -----------           ----------------------
  (State or other              (Commission               (IRS Employer
  jurisdiction of              File Number)            Identification No.)
 incorporation or
   organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000



--------------------------------------------------------------------------------
  (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

ITEM 5. OTHER EVENTS.

On March 19, 2003, Arkansas Best Corporation issued a press release announcing that it has notified The Goodyear Tire & Rubber Company of its intention to sell its interest in Wingfoot Commercial Tire Systems, LLC and that it will take a first quarter 2003 charge for the fair value of its interest rate swap. A copy of the press release is attached as an exhibit to this Report on Form 8-K.


ITEM 7. EXHIBITS.

99.1     Press release of Arkansas Best Corporation dated March 19, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                  (Registrant)

Date:  March 20, 2003             /s/ David E. Loeffler
       ------------------         -----------------------
                                      David E. Loeffler,
                                      Vice President - Chief Financial Officer
                                        and Treasurer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
99.1            Press release of Arkansas Best Corporation dated March 19, 2003